Morgan Stanley 5th Annual Laguna Conference September 14, 2017 Bob Livingston President & Chief Executive Officer Exhibit 99.1

2 Forward Looking Statements This presentation may contain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements related to the potential separation of our upstream energy businesses (collectively, the Wellsite business), including any potential spin-off, sale or other strategic transaction. All statements other than statements of historical fact are statements that are, or could be deemed, “forward-looking” statements. Words such as “may,” “will,” "anticipates," "expects," "believes," "suggests," "plans," "should," "would," "could," and "forecast," or others of similar meaning generally identify forward-looking statements. Forward-looking statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond the company’s control. These factors include, but are not limited to, uncertainties as to the structure and timing of any separation transaction and whether it will be completed, the possibility that closing conditions for a separation transaction may not be satisfied or waived, the impact of the strategic review and any separation transaction on Dover and the Wellsite business on a standalone basis if the separation is completed, and whether the strategic benefits of separation can be achieved. Other factors include those discussed in the documents Dover files from time to time with the Securities and Exchange Commission, such as its reports on Form 10-K, Form 10-Q and Form 8-K. Dover refers you to those documents for a discussion of the risks and uncertainties that could cause its actual results to differ materially from its current expectations and from the forward-looking statements made during this presentation. Any forward-looking statements made during this presentation are made only as of the date they are made and we undertake no obligation to update such statements to reflect events or circumstances occurring after the date of this presentation except as required by law. This presentation includes certain non-GAAP financial measures about Dover’s Energy segment, including Adjusted Earnings and Adjusted EBITDA. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for definitions of non-GAAP financial measures included in this presentation and a reconciliation to the most directly comparable financial measures prepared in accordance with U.S. GAAP. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found.

3 Our Evolution Over Past 10 Years  Executed value-creating portfolio strategy, including strategic M&A as well as non-core divestitures  Made organic investments to improve value-proposition for our customers through new product innovations  Implemented significant operational improvements and enhanced margins  Established shared services and Dover business systems across the enterprise  Continued track record of balanced capital allocation including a strong and growing dividend Focused portfolio on key platforms with sustainable growth runway and margin improvement potential

4 Wellsite Announcement  Completed a strategic review of our portfolio  Evaluating strategic alternatives for the separation of Dover’s upstream energy businesses (together referred to as “Wellsite”) - Wellsite includes Dover Artificial Lift, Dover Energy Automation and US Synthetic  Range of strategic alternatives being evaluated, including a tax-free spin- off, sale, or other strategic combination  Focused on pursuing a separation of Wellsite that creates the best long- term results for the businesses and the greatest value for shareholders  Expect to have assessment of separation alternatives completed by the end of the year  Dover core platform businesses are well-positioned for long-term sustainable growth and returns

Wellsite: Artificial Lift, Automation and Drill Bit Inserts

Overview and Key Brands

Dover Artificial Lift *(62% of 2017E Wellsite Revenue)*	▪ Leading provider of artificial lift and production optimization solutions ▪ The most trusted partner in the industry for artificial lift
Dover Energy Automation *(16% of 2017E Wellsite Revenue)*	▪ Leading provider of productivity tools and performance management software
US Synthetic *(22% of 2017E Wellsite Revenue)*	▪ Industry leader in the development and production of polycrystalline diamond for oil & gas and mining applications

Financial Highlights

Revenue

▪ ~75% of revenues from U.S.



$753
$876
$1,016
2016A
LTM
2017E

% YoY Growth

2016A	LTM	2017E
(30%)	2%	35%

Expect mid-to-high teens year-over-year organic growth in 2018

Adj. EBITDA



$140
$195
$250
2016A
LTM
2017E

% Adjusted EBITDA Margin

2016A	LTM	2017E
19%	22%	25%

Expect 2018 incremental margin to remain strong

Wellsite is a great set of businesses that are leaders in their markets, differentiated by their technology, customer service and trusted brands

Note: See appendix for definitions and reconciliations of non-GAAP financial measures

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DOVER

Dover Core Businesses - Positioned for Growth & Margin Expansion

		Fluids	Engineered Systems[2]	Refrigeration & Food Equipment
Growth Platforms		▪ Retail Fueling ▪ Pumps	▪ Marking & Coding ▪ Digital Printing ▪ Vehicle Services ▪ Solid Waste Processing	▪ Food Service Equipment ▪ Retail Refrigeration
2017E Revenue		~$2.3B	~$2.9B	~$1.6B
Mid-Term Outlook	Organic Rev. Growth[1]	3% - 5%	4% - 5%	3% - 4%
	3-year Margin Improvement[1]	300 – 400 bps	175 – 225 bps	300 – 400 bps
Growth Drivers		▪ Multi-year EMV upgrade cycle ▪ Global industrial production	▪ Consistent growth in Marking & Coding markets ▪ Global industrial production	▪ Energy efficiency & productivity ▪ Changing trends in food merchandising
Margin Expansion Drivers		▪ Synergy benefits in retail fueling ▪ Consolidate manufacturing footprint	▪ Multiple productivity opportunities ▪ Commercial excellence	▪ Multiple productivity opportunities ▪ Factory automation / Footprint consolidation
Focus Areas for Inorganic Investment		▪ Targeted pump markets	▪ Printing platform ▪ Selected industrial businesses	▪ Food equipment

(1) Represents three-year projections from year-end 2016, as previously stated by the Company in the June Investor Day.
(2) For presentation purposes only, includes Bearings and Compression and TWG businesses currently reported within the Energy segment.

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DOVER

7 Core Growth Platforms Over Time 7 2010 – 2017E Annual Organic Revenue Growth  4.5% average historical organic growth  Without Wellsite, Dover has same strong organic growth but with lower volatility  Dover core platforms serve end markets with attractive and predictable growth trends Average Low High Total Dover Dover ex. Wellsite 4.4% 4.5% Total Dover Dover ex. Wellsite Total Dover Dover ex. Wellsite 20.6% 17.7% (9.8%) (1.9%)

8 Expanding Dover Management Tools and Processes Driving Business Improvement 8 Enterprise-wide business processes to drive continuous improvement  Global sourcing  Shared services  India Innovation Center  Lean/Continuous improvement  M&A and integration  Performance management  Development & training  Mobility & deployment Leveraging Scale Standardizing Process Developing Talent

9 Capital Allocation 9 Capital Deployment (2010-17E) 40% 60% Invest in Growth • Capex • Acquisitions Return capital to shareholders • Dividends • Repurchases Organic growth and development of core platforms Strategic acquisitions in core platforms Consistent and growing dividend Return excess capital to shareholders via repurchase ~ ~

10 Our Focus on Long-Term Value Creation 1 0 Build platforms in attractive markets with consistent growth Drive margin and cash flow utilizing Dover business system processes Provide larger set of products and solutions to customers on a global basis Invest to grow through organic and inorganic actions Platforms create opportunities while leveraging channel and customer synergies Customer-focused innovation creates value for our customers and builds loyalty Clear margin improvement runway across businesses plus strong & stable cash flow Track record of value-creating capital allocation through strategic M&A and organic investments Our distinctive culture focuses on our customers thereby driving opportunities to grow and invest in our businesses, creating shareholder value

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Appendix:
Reconciliation of Wellsite Financials to Dover Energy Segment

	Wellsite			Non-Wellsite(1)			Segment Eliminations(2)			Total Dover Energy		
	2016	LTM (3)	2017E	2016	LTM (3)	2017E	2016	LTM (3)	2017E	(as reported) 2016	LTM (3)	2017E
Revenue	**$753**	**$876**	**$1,016**	**$357**	**$376**	**$393**	**($2)**	**($3)**	**($4)**	**$1,108**	**$1,249**	**$1,406**
Earnings	$73	$141	$196	$64	$79	$84	($82)	($80)	($82)	$55	$139	$198
Restructuring Expenses	15	5	0	3	1	3	(0)	(0)	0	18	7	3
Adj. Earnings	**$88**	**$146**	**$197**	**$67**	**$80**	**$87**	**($82)**	**($80)**	**($82)**	**$73**	**$146**	**$201**
% Margin	*12%*	*17%*	*19%*	*19%*	*21%*	*22%*	*NA*	*NA*	*NA*	*7%*	*12%*	*14%*
Dep. & Amort. (4) (5)	$52	$49	$53	$12	$12	$12	$67	$66	$65	$131	$127	$131
Adj. EBITDA	**$140**	**$195**	**$250**	**$79**	**$93**	**$99**	**($14)**	**($15)**	**($17)**	**$205**	**$273**	**$332**
% Margin	*19%*	*22%*	*25%*	*22%*	*25%*	*25%*	*NA*	*NA*	*NA*	*18%*	*22%*	*24%*

Note: Earnings represents earnings before interest and tax. Adjusted Earnings is calculated by adding back restructuring expenses to earnings. Adjusted EBITDA is calculated by adding back depreciation and amortization expense and restructuring charges to earnings, which is the most directly comparable GAAP measure. We do not present segment net income because corporate expenses are not allocated at a segment level. Totals may be impacted due to rounding.

(1) Includes Bearings and Compression and TWG businesses currently reported within the Energy segment
(2) Includes segment eliminations, segment overhead expenses and acquisition-related amortization expenses, as applicable
(3) Last twelve months as of June 30, 2017
(4) D&A for Wellsite includes depreciation of $13M, $13M, and an estimate of $15M in 2016, LTM and 2017E, respectively, for assets used in customer leasing programs
(5) Includes amortization of acquisition-related intangibles in Segment Eliminations

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DOVER